UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

EXXON MOBIL CORPORATION

(Name of Registrant as Specified In Its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

YOUR VOTE IS IMPORTANT Meeting details are listed on the reverse side. All votes must be received by the closing of the polls at the meeting. TO VOTE ONLINE AND ACCESS THE MEETING MATERIALS Scan the QR code or go to envisionreports.com/XOM to vote your shares SHAREHOLDER ANNUAL MEETING NOTICE Important Notice Regarding the Availability of Proxy Materials for the Exxon Mobil Corporation Annual Meeting of Shareholders to Be Held on May 29, 2024 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2023 Annual Report and 2024 Proxy Statement are available at envisionreports.com/XOM. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting are available on the Internet. The items to be voted on and location of the meeting are on the reverse side. If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request by using one of the methods listed on the reverse side 10 days prior to the meeting to facilitate timely delivery. 2 N O T THANK YOU For using your voice and voting your shares. ATTEND the meeting on May 29, 2024, at 9:30 a.m. (Central Time). Go to envisionreports.com/XOM for instructions. 03XH6L

MEETING DETAILS

The Annual Meeting of Shareholders of Exxon Mobil Corporation will be held on May 29, 2024, at 9:30 a.m. (Central Time). Attend virtually at https://www.virtualshareholdermeeting.com/XOM2024. To attend as a guest, simply access the meeting 15 minutes prior to the meeting start time. To be able to vote or ask questions as a shareholder at the meeting, see the attendance instructions at envisionreports.com/XOM which describe how to obtain a virtual meeting access control number.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED:

1. Election of Directors:

01 - Michael J. Angelakis	02 - Angela F. Braly	03 - Gregory J. Goff	04 - John D. Harris II
05 - Kaisa H. Hietala	06 - Joseph L. Hooley	07 - Steven A. Kandarian	08 - Alexander A. Karsner
09 - Lawrence W. Kellner	10 - Dina Powell McCormick	11 - Jeffrey W. Ubben	12 - Darren W. Woods

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 2 AND 3:

2. Ratification of Independent Auditors
3. Advisory Vote to Approve Executive Compensation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSALS 4 THROUGH 7:

4. Revisit Executive Pay Incentives for GHG Emission Reductions
5. Additional Pay Report on Gender and Racial Basis
6. Report on Plastic Production Under SCS Scenario
7. Additional Social Impact Report

PLEASE NOTE: YOU CANNOT VOTE BY RETURNING THIS NOTICE

To vote your shares, you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please see the instructions at envisionreports.com/XOM.

ORDER MATERIALS

Please make your materials request by using one of the methods listed below. You will need the number located in the box on the reverse side.

REQUEST VIA:

Internet Visit envisionreports.com/XOM

Phone Call 1-866-641-4276

Email Send an email to investorvote@computershare.com and include:

- "Proxy Materials Exxon Mobil Corporation" in the subject line
- Your full name and address
- The number located in the box on the reverse side
- Statement that you want a paper copy of the meeting materials

PLEASE REVIEW THE MEETING MATERIALS

Read through what's new this year, company updates, and other initiatives at envisionreports.com/XOM.

THANK YOU FOR YOUR VOTE ExxonMobil will make a $1 donation to Khan Academy® for every retail shareholder account that votes P05507-EPN

Why am I receiving this Notice of Internet Availability? The Securities and Exchange Commission (“SEC”) permits companies to send the enclosed “Notice” instead of a full printed set of proxy materials. The Notice provides instructions on how to view your company’s proxy materials, vote online and request a full set of printed materials by mail. There are several advantages to your company sending a Notice instead of a full set of materials, including lowering your company’s costs and reducing the environmental impact from printing and mailing full sets of proxy materials. How do I view the proxy materials online? Go to www.proxyvote.com and enter your control number to get started. Your control number can be found on the enclosed Notice. What if I prefer to receive a paper copy of the proxy materials? You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to do so can be found in the Get informed before you vote section of the Notice. Can I receive proxy materials for future meetings by e-mail rather than receive a Notice? Yes you can. Go to www.proxyvote.com and make your choice in the Delivery Settings section. For more information about the SEC’s Notice and Access Proxy Rules please visit: www.sec.gov/spotlight/proxymatters/e-proxy.shtml. DOCUMENT ID 2/23